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                                SEMIANNUAL REPORT
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           [logo]
   NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)

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                            New England Growth Fund

                               [graphic omitted]

                                      WHERE
                                 THE BEST MINDS
                                     MEET(R)

--------------
JUNE 30, 1999
--------------

--------------------------------------------------------------------------------
                                                                     August 1999
--------------------------------------------------------------------------------

[Photo of Bruce R. Speca]

-------------------------------------------------------------------------------

"MOST INVESTMENT PROFESSIONALS I KNOW AGREE THAT PROPER ASSET ALLOCATION IS A BEDROCK PRINCIPLE OF SOUND INVESTING."

Dear Shareholder,
Performance results for the New England Family of Funds were driven mainly by two important changes that took place in our financial markets during the first half of 1999. First, the long, upward climb of large-capitalization stocks slowed dramatically as attention turned to stocks with more reasonable valuations. Then, bond investors grew fearful that our persistently strong economy would lead the Federal Reserve Board to impose higher interest rates. Your manager's commentary on the following pages details how these trends affected your fund's strategy and performance.

As I watch investments come in and out of favor, I'm reminded of the importance of asset allocation - the practice of dividing your portfolio among different kinds of stocks and bonds. The idea is to own more or less of each investment type according to your feelings about risk and your investment time horizon. Most investment professionals I know agree that proper asset allocation is a bedrock principle of sound investing. In addition to broadening diversification, it seeks to avoid exposure to narrow market segments and can help reduce volatility.

While a diversified portfolio may have given solid returns during the past year, many investors were disappointed when they compared those returns to the performance of large-company growth stocks or to the soaring returns of Internet stocks. Suddenly, investors were asking: Is asset allocation dead? Certainly not! Like so much in life, market cycles are inevitable. Different categories of investments will be popular at different times, and a sensible asset allocation program can help you as market trends change.

I know it can be tempting to jump on a bandwagon and go after "easy money." But I encourage you, instead, to maintain a rational, long-term perspective and to consult your financial representative regularly to review and fine-tune your investments, including a well-diversified asset allocation program. Thank you for your continued interest. We look forward to helping you achieve your long-term financial objectives.

    Sincerely,

/s/ Bruce R. Speca

    Bruce R. Speca
    President and CEO

--------------------------------------------------------------------------------
                             NEW ENGLAND GROWTH FUND
--------------------------------------------------------------------------------

                                        INVESTMENT RESULTS THROUGH JUNE 30, 1999
--------------------------------------------------------------------------------

PUTTING PERFORMANCE IN PERSPECTIVE

The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the periods shown below appear with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index, and would incur transaction costs and other expenses even if they could.

                                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES

                           JUNE 1979 THROUGH JUNE 1999

[Two charts in the form of line graphs appear here. The first chart illustrates the growth of a $10,000 investment in Class A Shares since 6/30/99, compared to the S&P 500. The second chart illustrates the growth of a $10,000 investment in Class A Shares since 6/30/89, compared to the S&P 500. The data points from the graphs are as follows:]

            NET                MAXIMUM
           ASSET                SALES               S&P
           VALUE(1)            CHARGE(2)            500(4)
----------------------------------------------------------
6/79       10,000               9,425              10,000
6/80       12,666              11,938              11,722
6/81       19,908              18,764              14,127
6/82       19,906              18,762              15,738
6/83       40,774              38,430              25,325
6/84       31,466              29,656              24,145
6/85       41,490              39,105              31,592
6/86       57,556              54,246              42,860
6/87       72,261              68,106              53,635
6/88       66,870              63,025              49,908
6/89       71,712              67,588              60,109
6/90       88,521              83,431              69,961
6/91       99,896              94,152              75,130
6/92      117,528             110,770              85,168
6/93      126,777             119,487              96,725
6/94      127,817             120,467              98,108
6/95      160,665             151,427             123,606
6/96      183,207             172,672             155,657
6/97      250,077             235,698             209,561
6/98      329,177             310,249             272,618
6/99      364,267             343,322             334,557

                          JUNE 1989 THROUGH JUNE 1999

            NET                MAXIMUM
           ASSET                SALES               S&P
           VALUE(1)            CHARGE(2)            500(4)
----------------------------------------------------------
6/89       10,000               9,425              10,000
6/90       12,344              11,634              11,639
6/91       13,930              13,129              12,499
6/92       16,389              15,447              14,169
6/93       17,679              16,662              16,092
6/94       17,824              16,799              16,322
6/95       22,404              21,116              20,564
6/96       25,548              24,079              25,896
6/97       34,873              32,867              34,864
6/98       45,903              43,263              45,354
6/99       50,796              47,875              55,659

This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B and C share performance will differ from that shown based on differences in inception date, fees and sales charges. All index and Fund performance assumes reinvestment of distributions.

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             NEW ENGLAND GROWTH FUND
--------------------------------------------------------------------------------

                                                                 AVERAGE ANNUAL TOTAL RETURNS - 6/30/99
--------------------------------------------------------------------------------------------------------
   CLASS A (INCEPTION 11/27/68)    6 MONTHS       1 YEAR   5 YEARS  10 YEARS  15 YEARS  20 YEARS
   Net Asset Value(1)                5.1%         10.7%     23.3%     17.6%     17.7%     19.7%
   With Maximum Sales Charge(2)     -0.9           4.3      21.8      17.0      17.3      19.3
--------------------------------------------------------------------------------------------------------
   CLASS B (INCEPTION 2/28/97)     6 MONTHS            1 YEAR            SINCE INCEPTION
   Net Asset Value(1)                4.8%               9.8%                 21.8%
   With CDSC(3)                     -0.3                5.4                  20.9
--------------------------------------------------------------------------------------------------------
   CLASS C (INCEPTION 9/1/98)      6 MONTHS         SINCE INCEPTION
   Net Asset Value(1)                4.8%              28.0%
   With CDSC(3)                      3.8               27.0
--------------------------------------------------------------------------------------------------------
                                                                                     SINCE     SINCE
                                                                                     FUND'S    FUND'S
                                        6       1      5       10      15      20    CLASS B   CLASS C
   COMPARATIVE PERFORMANCE            MONTHS   YEAR   YEARS   YEARS   YEARS   YEARS INCEPTION INCEPTION
   S&P 500(4)                          12.4%   22.7%  27.8%   18.7%   19.2%   17.9%   28.7%   51.1%
   Lipper Growth Average(5)            11.7    18.9   22.6    16.2    16.3    16.2    23.8    41.2
   Morningstar Large Blend Average(6)  10.5    17.5   23.2    16.1    16.6     -      23.5    39.5
--------------------------------------------------------------------------------------------------------

NOTES TO CHARTS
 These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost.

(1) Net Asset Value (NAV) performance assumes reinvestment of distributions and does not reflect the payment of a sales charge at the time of purchase. Returns would have been lower had sales charges been reflected.

(2) With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 5.75% at the time of purchase of Class A shares.

(3) With Contingent Deferred Sales Charge (CDSC) performance assumes reinvestment of all distributions and, for Class B shares, assumes reinvestment of all distributions and assumes that a maximum 5.00% sales charge is applied to redemptions. The sales charge will decrease over time, declining to zero six years after the purchase of shares. With CDSC performance for Class C shares assumes a maximum 1.00% sales charge on redemptions within the first year of purchase.

(4) The Standard & Poor's Composite Index of 500 Stocks (S&P 500(r)) is a market value-weighted unmanaged index of common stock prices. It is a common measure of stock total return performance. The performance of the index has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.

(5) Lipper Growth Fund Average is an average (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Inc., an independent mutual fund ranking service. Class C since inception return is calculated from 8/31/98.

(6) Morningstar Large Blend Average is an average (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Morningstar, Inc., an independent mutual fund ranking service. Class C since inception return is calculated from 8/31/98. The Morningstar Large Blend Average does not track a 20-year performance average.

--------------------------------------------------------------------------------
                             NEW ENGLAND GROWTH FUND
--------------------------------------------------------------------------------

                                 QUESTIONS & ANSWERS WITH YOUR PORTFOLIO MANAGER
--------------------------------------------------------------------------------
[Photo of G. Kenneth Heebner]

G. Kenneth Heebner
Capital Growth
Management

Q. How did New England Growth Fund perform during the six months ending June 30, 1999?

For the six-month period ended June 30, 1999, New England Growth Fund posted a return of 5.1% based on net asset value for Class A shares. That lagged the average growth fund's return, as measured by Lipper Inc., an independent mutual fund ranking company. The Fund's return reflects a $0.58 per share gain to $11.94 on June 30.

Q. What was the investment environment like over the past six months?

Economic growth in the U.S. continued to be strong in the first half of 1999. Globally, we saw a pronounced comeback in Asia, led by South Korea and Japan. For example, Korean business activity expanded by more than 10% in the first quarter of 1999, and Japan's gross domestic product increased at an annual rate of 7.5%. Economic growth in Europe was sluggish, but data from the end of the period indicated that it might be on the upswing. This pervasive global economic expansion started to create an environment that was more conducive to inflation than the backdrop we witnessed in 1998, when foreign economic weakness helped suppress prices in the U.S. domestic economy. In response, interest rates have risen in the U.S., particularly among long-maturity bonds.

Q. Did this backdrop lead you to alter your investment strategy?

Yes. During 1998, we invested the portfolio in anticipation of lower interest rates and higher price/earnings (P/E) ratios for stocks. (A price-to-earnings ratio is a rule of thumb that investors use to help gauge whether a stock's price is high or low in terms of the company's earning power - the higher the ratio, the more expensive the stock.) However, the global economic turnaround prompted an adjustment of the Fund's portfolio. I believe stronger economic growth in 1999 will result in a continued gradual rise in interest rates. In June, the Federal Reserve Board raised short-term rates in an effort to slow growth and head off inflation.

Reflecting this changed outlook, we've searched for growth at a reasonable price
- turning to companies with lower P/E ratios that would most likely benefit from an accelerating economy. As such, approximately 15% of the Fund's portfolio is currently invested in real estate investment trusts (REITs). Real estate tends to benefit from a strong economy and valuations for REITs were low and their yields relatively high. For example, I added Equity Office Properties Trust to the portfolio. The largest office REIT in the U.S., Equity Office Properties Trust is a diversified portfolio of office buildings in most major cities.

Q. Where else did you find opportunities?

Your Fund invested in two commodity cyclical companies, Alcoa and Dow Chemical. These companies should benefit directly from increases in global raw material prices. I also sought to take advantage of strong consumer spending - sparked by the robust economy - by purchasing Circuit City and Best Buy, two retailers that sell appliances and big-ticket consumer electronics items.

                  YOUR FUND'S 10 LARGEST INVESTMENTS - 6/30/99

                                                                      % OF
     COMPANY                                                        NET ASSETS
-------------------------------------------------------------------------------
 1.  TEXAS INSTRUMENTS, INC.                                           8.0
 2.  APPLIED MATERIALS, INC.                                           6.1
 3.  BEST BUY COMPANY, INC.                                            6.0
 4.  INTERNATIONAL BUSINESS MACHINES CORP.                             5.6
 5.  KONINKLIJKE PHILIPS ELECTRONICS NV                                5.5
 6.  CIRCUIT CITY STORES                                               5.2
 7.  EQUITY OFFICE PROPERTIES TRUST                                    5.2
 8.  ALCOA, INC.                                                       5.1
 9.  AFLAC, INC.                                                       5.1
10.  BANK AMERICA CORP.                                                5.1

Portfolio holdings and asset allocations will vary.


In addition, your Fund has taken advantage of opportu-nities offered abroad, where it appears there are several years of growth in the offing. For example, the Fund invests in Philips Electronics, an international conglomerate that earns most of its revenues outside of the U.S. We maintained our investment in Volkswagen, because 80% of the company's earnings come from Europe where the company is gaining market share and is poised to benefit from increased business activity. In addition, we added a large position in AFLAC, a U.S. insurer that gathers more than three-quarters of its earnings from Japan, an economy we believe will rise out of recession and show strong growth in coming years.

Q. Which stocks helped performance, and which ones did not?

One of the strongest performers was Texas Instruments, a manufacturer of digital processing microchips widely used in Internet wireless communications and Internet applications. The company enjoyed a 45% market share. Best Buy and Circuit City benefited from strong consumer spending, and IBM continued to thrive through its balance-sheet restructuring and share-repurchase programs. More recently, IBM's hardware business has shown more strength than in the past.

On the negative side, Volkswagen was hurt by management's cautionary comments about the company's earnings outlook while the firm was engaged in labor negotiations. Bank stocks, including the Fund's investments in Chase Manhattan and BankAmerica, also underperformed because of rising interest rates. Chase has since been sold from the portfolio.

Q. What is your outlook for the coming months?

I believe there will be a tendency for overall P/E ratios in the market to decline in response to an upward drift in interest rates. To put it simply, higher interest rates make investors less willing to pay the higher P/E ratios that have characterized some of the market's best performers recently. Our challenge will be to find promising companies with lower valuations or with earnings growth rapid enough to withstand an overall compression in P/E ratios. We'll also look for companies that are economically sensitive, including opportunities outside of the U.S. or in U.S. multinationals, because monetary authorities abroad are looking to stimulate economic growth, not sustain or slow it as in the U.S.

The portfolio manager's commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes.

The Fund invests in foreign securities. Investing in foreign securities involves special risks. REITS are subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages. These risks may increase share price volatility. See the Fund's prospectus for details.

--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Investments as of June 30, 1999
(unaudited)

COMMON STOCK - 99.6% OF TOTAL NET ASSETS

    SHARES   DESCRIPTION                                          VALUE (A)
-------------------------------------------------------------------------------
             AUTOMOTIVE - 4.4%
  6,900,000  Volkswagen AG (ADR) ..............................  $   87,112,500
                                                                 --------------
             BANKS - 5.1%
  1,380,000  Bank America Corp. ...............................     101,171,250
                                                                 --------------
             BEVERAGES & TOBACCO - 5.0%
  1,410,000  Anheuser-Busch Companies, Inc. ...................     100,021,875
                                                                 --------------
             BUSINESS SERVICES - 3.2%
  1,190,000  Waste Management, Inc. ...........................      63,962,500
                                                                 --------------
             CHEMICALS - 1.9%
    295,000  Dow Chemical Co. .................................      37,428,125
                                                                 --------------
             DRUGS & HEALTH CARE - 2.8%
    900,000  United Healthcare Corp. ..........................      56,362,500
                                                                 --------------
             ELECTRONIC & COMMUNICATION EQUIPMENT - 2.2%
    475,000  Nokia Corp. (ADR) ................................      43,492,188
                                                                 --------------
             ELECTRONIC COMPONENTS - 8.0%
  1,100,000  Texas Instruments, Inc. ..........................     159,500,000
                                                                 --------------
             ELECTRONICS - 11.7%
  1,660,000  Applied Materials, Inc. (c) ......................     122,632,500
  1,097,560  Koninklijke Philips Electronics NV (ADR) .........     110,716,365
                                                                 --------------
                                                                    233,348,865
                                                                 --------------
             INSURANCE - 13.8%
  2,130,000  AFLAC, Inc. ......................................     101,973,750
    655,000  American General .................................      49,370,625
    604,175  American International Group .....................      70,726,236
    255,000  Jefferson Pilot ..................................      16,877,812
    665,000  UNUM Corp. .......................................      36,408,750
                                                                 --------------
                                                                    275,357,173
                                                                 --------------
             LEISURE & LODGING - 3.1%
  3,760,000  Mirage Resorts, Inc. (c) .........................      62,980,000
                                                                 --------------
             NON-FERROUS METALS - 5.1%
  1,660,000  Alcoa, Inc. ......................................     102,712,500
                                                                 --------------
             OFFICE EQUIPMENT & SUPPLIES - 5.6%
    868,000  International Business Machines ..................     112,189,000
                                                                 --------------
             OIL SERVICES - 1.9%
    610,000  Schlumberger, Ltd. ...............................      38,849,375
                                                                 --------------
             REAL ESTATE - 14.6%
  1,087,500  Apartment Investment & Management Co. ............      46,490,625
  1,370,000  Boston Properties, Inc. ..........................      49,148,750
  4,042,500  Equity Office Properties Trust ...................     103,589,062
    610,000  Equity Residential Properties Trust ..............      27,488,125
    540,000  Spieker Properites, Inc. .........................      20,992,500
  1,255,000  Vornado Reality Trust ............................      44,317,188
                                                                 --------------
                                                                    292,026,250
                                                                 --------------
             RETAIL - SPECIALTY - 11.2%
  1,787,000  Best Buy Company, Inc. (c) .......................  $  120,622,500
  1,120,000  Circuit City Stores ..............................     104,160,000
                                                                 --------------
                                                                    224,782,500
                                                                 --------------
             Total Common Stock (Identified Cost $1,745,288,104)  1,991,296,601
                                                                 --------------

SHORT TERM INVESTMENT - 0.5%

   PRINCIPAL
    AMOUNT

$10,900,000  Chevron Corp., 5.500%, 7/01/1999 .................      10,900,000
                                                                 --------------
             Total Short Term Investment
               (Identified Cost $10,900,000) ..................      10,900,000
                                                                 --------------
             Total Investment - 100.1%
               (Identified Cost $1,756,188,104)(b) ............   2,002,196,601
             Other assets less liabilities ....................      (2,327,797)
                                                                 --------------
             Total Net Assets - 100% ..........................  $1,999,868,804
                                                                 ==============

(a) See Note 1a of Notes to Financial Statements.
(b) Federal Tax Information: At June 30, 1999 the net unrealized appreciation on investments based on cost of $1,756,188,104 for federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost ......  $  299,581,910
    Aggregate gross unrealized depreciation for
      all investments in which there is an excess of tax cost
      over value ..............................................     (53,573,413)
                                                                 --------------
    Net unrealized appreciation ...............................  $  246,008,497
                                                                 ==============
 (c) Non-income producing security.
ADR An American Depository Receipt is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The value of ADRs are significantly influenced by trading on exchanges not located in the United States or Canada.

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                        STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------

June 30, 1999
(unaudited)

ASSETS
Investments at value (Identified cost $1,756,188,104)           $2,002,196,601
Cash ..........................................                          1,981
Receivable for:
  Fund shares sold ............................                      1,559,403
  Securities sold .............................                     12,399,339
  Dividends and interest ......................                      3,214,041
  Tax reclaims ................................                        320,526
                                                                --------------
                                                                 2,019,691,891

LIABILITIES
Payable for:
  Securities purchased .......................   $   16,206,779
  Fund shares redeemed .......................        2,043,447
Accrued expenses:
  Management fees ............................        1,068,163
  Deferred trustees' fees ....................          139,221
  Accounting and administrative ..............           80,744
  Other expenses .............................          284,733
                                                 --------------
                                                     19,823,087
                                                 --------------
NET ASSETS ...................................   $1,999,868,804
                                                 ==============

Net assets consist of:
Capital paid in ..............................                  $1,461,079,949
Undistributed net investment income ..........                       5,587,866
Accumulated net realized gains (losses) ......                     287,192,492
Unrealized appreciation (depreciation) on
   investments ...............................                     246,008,497
                                                                --------------
NET ASSETS ...................................                  $1,999,868,804
                                                                ==============

Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
  ($1,866,520,475 / 156,347,000 shares of
  beneficial interest) ..............................                   $11.94
                                                                        ======
Offering price per share (100 / 94.25 of $11.94) ....                   $12.67*
                                                                        ======
Net asset value and offering price of Class B shares
      ($125,713,938 / 10,764,981 shares
      of beneficial interest) .......................                   $11.68**
                                                                        ======

Net asset value and offering price of Class C shares
  ($7,634,391 / 653,749 shares of beneficial interest)                  $11.68**
                                                                        ======

 *  Based upon single purchases of less than $50,000.
    Reduced sales charges apply for purchases in excess of this amount.
** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                             STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Six Months Ended June 30, 1999
(unaudited)

INVESTMENT INCOME
  Dividends (net of foreign taxes of $130,230)                   $  16,806,271
  Interest ...................................                         245,265
                                                                 -------------
                                                                    17,051,536
Expenses
  Management fees ............................   $   6,464,351
  Service fees - Class A .....................       2,287,262
  Service and distribution fees - Class B ....         503,345
  Service and distribution fees - Class C ....          25,808
  Trustees' fees and expenses ................          51,671
  Accounting and administrative ..............         254,849
  Custodian ..................................         136,531
  Transfer agent .............................       1,414,389
  Audit and tax services .....................          15,250
  Legal ......................................          38,192
  Printing ...................................          89,703
  Registration ...............................          71,212
  Insurance ..................................          16,600
  Miscellaneous ..............................          14,547
                                                 -------------
Total expenses ...............................                      11,383,710
                                                                 -------------
Net investment income ........................                       5,667,826
                                                                 -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Realized gain (loss) on investments - net ..                     290,361,502
  Unrealized appreciation (depreciation) on
    Investments - net ........................                    (198,896,365)
                                                                 -------------
  Net gain (loss) on investment transactions .                      91,465,137
                                                                 -------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS            $  97,132,963
                                                                 =============

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

(unaudited)

                                                                                                      SIX MONTHS
                                                                         YEAR ENDED                      ENDED
                                                                        DECEMBER 31,                    JUNE 30,
                                                                           1998                           1999
                                                                     ---------------                 ---------------
FROM OPERATIONS
   Net investment income ...................................         $    12,046,963                 $     5,667,826
   Net realized gain (loss) on investments .................             175,025,357                     290,361,502
   Unrealized appreciation (depreciation) on investments ...             294,812,738                    (198,896,365)
                                                                     ---------------                 ---------------
   Increase (decrease) in net assets from operations .......             481,885,058                      97,132,963
                                                                     ---------------                 ---------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
     Class A ...............................................             (12,963,989)                              0
     Class B ...............................................                 (12,876)                              0
     Class C ...............................................                       0                               0
   In excess of net investment income
     Class A ...............................................                (228,906)                              0
     Class B ...............................................                    (491)                              0
     Class C ...............................................                       0                               0
   Net realized gain on investments
     Class A ...............................................            (176,759,139)                              0
     Class B ...............................................              (5,423,472)                              0
     Class C ...............................................                 (11,012)                              0
   In excess of realized gain on investments
     Class A ...............................................             (46,985,929)                              0
     Class B ...............................................              (1,441,662)                              0
     Class C ...............................................                  (2,926)                              0
   Return of capital
     Class A ...............................................             (48,136,496)                              0
     Class B ...............................................              (1,595,598)                              0
     Class C ...............................................                  (3,240)                              0
                                                                     ---------------                 ---------------
                                                                        (293,565,736)                              0
                                                                     ---------------                 ---------------
INCREASE (DECREASE) IN NET ASSETS
    DERIVED FROM CAPITAL SHARE TRANSACTIONS ................             236,759,604                         153,611
                                                                     ---------------                 ---------------
Total increase (decrease) in net assets ....................             425,078,926                      97,286,574

NET ASSETS
    Beginning of the period ................................           1,477,503,304                   1,902,582,230
                                                                     ---------------                 ---------------
    End of the period ......................................         $ 1,902,582,230                 $ 1,999,868,804
                                                                     ===============                 ===============
UNDISTRIBUTED NET INVESTMENT INCOME
   End of the period .......................................         $       (79,960)                $     5,587,866
                                                                     ===============                 ===============

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------------------
(unaudited)
                                                                                      Class A
                                                           --------------------------------------------------------------------

                                                                                                                     Six Months
                                                                              Year Ended December 31,                   Ended
                                                           --------------------------------------------------------    June 30,
                                                             1994        1995        1996        1997        1998        1999
                                                           --------    --------    --------    --------    --------    --------
Net Asset Value, Beginning of Period ...................   $  10.44    $   8.87    $  10.55    $  11.63    $  10.41    $  11.36
                                                           --------    --------    --------    --------    --------    --------
Income From Investment Operations
Net Investment Income (Loss) ...........................       0.11        0.05        0.04        0.01        0.08(a)     0.04
Net Realized and Unrealized Gain (Loss) on Investments .      (0.84)       3.30        2.07        2.79        3.00        0.54
                                                           --------    --------    --------    --------    --------    --------
Total From Investment Operations .......................      (0.73)       3.35        2.11        2.80        3.08        0.58
                                                           --------    --------    --------    --------    --------    --------
Less Distributions
Distributions From Net Investment Income ...............      (0.11)      (0.05)      (0.04)       0.00       (0.10)       0.00
Distributions From Net Realized Gain on Investments ....      (0.73)      (1.62)      (0.99)      (4.02)      (1.32)       0.00
Distributions in Excess of Realized Gain on
 Investments ...........................................       0.00        0.00        0.00        0.00       (0.35)       0.00
Distributions From Return of Capital ...................       0.00        0.00        0.00        0.00       (0.36)       0.00
                                                           --------    --------    --------    --------    --------    --------
Total Distributions ....................................      (0.84)      (1.67)      (1.03)      (4.02)      (2.13)       0.00
                                                           --------    --------    --------    --------    --------    --------
Net Asset Value, End of Period .........................   $   8.87    $  10.55    $  11.63    $  10.41    $  11.36    $  11.94
                                                           ========    ========    ========    ========    ========    ========
Total Return (%) (b) ...................................       (7.1)       38.1        20.9        23.5        33.4         5.1
Ratio of Operating Expenses to Average Net Assets(%) ...       1.19        1.20        1.18        1.12        1.12        1.14(c)
Ratio of Net Investment Income to Average Net Assets(%)        1.05        0.42        0.33        0.08        0.74
                                                                                                                           0.63(c)
Portfolio Turnover Rate (%) ............................        141         235         199         214         202         228(c)
Net Assets, End of Period (000,000) ....................   $    988    $  1,201    $  1,297    $  1,460    $  1,825    $  1,867

(a) Per share net investment income has been calculated using the average shares outstanding during the year.
(b) A sales charge is not reflected in total return calculations.
(c) Computed on an annualized basis

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(unaudited)

                                                                           Class B                          Class C
                                                          -------------------------------------    --------------------------
                                                          February 28,                                            September 1,
                                                            1997(a)        Year      Six Months      1998(a)       Six Months
                                                            through        Ended       Ended         through         Ended
                                                          December 31,  December 31,  June 30,     December 31,     June 30,
                                                              1997         1998         1999          1998           1999
                                                           --------      --------      --------      --------      --------
Net Asset Value, Beginning of Period ...................   $  12.47      $  10.32      $  11.15      $  11.18      $  11.15
                                                           ========      ========      ========      ========      ========
Income From Investment Operations
Net Investment Income (Loss) ...........................      (0.07)        (0.00)(b)      0.00         (0.00)(b)      0.00
Net Realized and Unrealized
 Gain (Loss) on Investments ............................       1.94          2.95          0.53          2.09          0.53
                                                           --------      --------      --------      --------      --------
Total From Investment Operations .......................       1.87          2.95          0.53          2.09          0.53
                                                           --------      --------      --------      --------      --------
Less Distributions
Distributions in Excess
 of Net Investment Income ..............................       0.00         (0.06)         0.00         (0.06)         0.00
Distributions From Net Realized
 Gain on Investments ...................................      (4.02)        (1.32)         0.00         (1.32)         0.00
Distributions in Excess
 of Realized Gain on Investments .......................       0.00         (0.35)         0.00         (0.35)         0.00
Distributions From Return of Capital ...................       0.00         (0.39)         0.00         (0.39)         0.00
                                                           --------      --------      --------      --------      --------
Total Distributions ....................................      (4.02)        (2.12)         0.00         (2.12)         0.00
                                                           --------      --------      --------      --------      --------
Net Asset Value, End of Period .........................   $  10.32      $  11.15      $  11.68      $  11.15      $  11.68
                                                           ========      ========      ========      ========      ========
Total Return (%) (c) ...................................       14.4          32.4           4.8          22.2           4.8
Ratio of Operating Expenses to Average Net Assets (%) ..       1.87 (d)      1.87          1.89(d)       1.87 (d)      1.89(d)
Ratio of Net Investment Income to Average Net Assets (%)      (0.67)(d)     (0.01)        (0.12)(d)     (0.01)(d)     (0.12)(d)
Portfolio Turnover Rate (%) ............................        214(d)        202           228(d)        202(d)        228(d)
Net Assets, End of Period (000,000) ....................   $     18      $     75      $    126      $      2      $      8

(a) Commencement of operations.
(b) Per share net investment loss has been calculated using the average  shares outstanding during the year.
(c) A contingent deferred sales charge is not reflected in total return calculations.
(d) Computed on an annualized basis.

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

For the Period Ended June 30, 1999
(unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES. The Fund is a Series of New England Funds Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks long-term growth of capital through investment in equity securities of companies whose earnings are expected to grow at a faster rate than the United States economy. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series of shares a "Fund").

The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Class C shares do not pay a front end sales charge and do not convert to any class of shares, but they do pay a higher ongoing distribution fee than Class A shares and may be subject to a contingent deferred sales charge if those shares are redeemed within one year. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser under the supervision of the Fund's Trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income for the Fund is increased by the accretion of discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences will result in reclassification to the capital accounts.

E. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price including interest. The Fund's adviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

2. PURCHASES AND SALES OF SECURITIES. For the six months ended June 30, 1999, purchases and sales of securities (excluding short-term investments) were $2,200,705,652 and $2,198,845,160 respectively.

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. During the six months ended June 30, 1999, the Fund incurred management fees payable to its investment adviser, Capital Growth Management, L.P. ("Capital Growth Management"). Capital Growth Management is an affiliate of Nvest Companies, L.P. ("Nvest"), formerly known as New England Investment Companies, L.P., which is a subsidiary of Metropolitan Life Insurance Company ("MetLife"). The management agreement in effect during the six months ended June 30, 1999 provided for fees as set forth below:

    FEES EARNED       ANNUAL PERCENTAGE RATE    ANNUAL NET ASSET VALUE LEVELS
    -----------       ----------------------    -----------------------------
   $ 6,464,351             0.750%                the first $200 million
                           0.700%                the next $300 million
                           0.650%                the next $1,500 million
                           0.600%                the excess over $2 billion

The effective annualized management fee for the six months ended June 30, 1999 was 0.67%.

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. Nvest Services Company, Inc. ("NSC") is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund reimburses NSC for all or part of NSC's expenses of providing these services which include the following:
(i) expenses for personnel performing bookkeeping, accounting and financial reporting functions and related clerical functions relating to the Fund, and
(ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the six months ended June 30, 1999 these expenses amounted to $254,849 and are shown separately in the financial statements as accounting and administrative.

C. TRANSFER AGENT FEES. NSC is the transfer and shareholder servicing agent for the Fund and Boston Financial Data Services serves as the sub-transfer agent for the Fund. For the six months ended June 30, 1999, the Fund paid NSC $1,052,168 as compensation for its services in that capacity.

D. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and a Service and Distribution Plan relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays New England Funds, L.P. ("New England Funds"), the Fund's distributor, a wholly owned subsidiary of Nvest, a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 1999, the Fund paid New England Funds $2,287,262 in fees under the Class A Plan. If the expenses of New England Funds that are otherwise reimbursable under the Class A Plan incurred in any year exceed the amounts payable by the Fund under the Class A Plan, the unreimbursed amount (together with unreimbursed amounts from prior years) may be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expenses as of June 30, 1999 is $2,030,882.

Under the Class B and Class C Plans, the Fund pays New England Funds monthly service fees at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 1999, the Fund paid New England Funds $125,836 and $6,452 in service fees under the Class B and Class C plans, respectively.

Also under the Class B and Class C Plans, the Fund pays New England Funds a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B and Class C shares. For the six months ended June 30, 1999, the Fund paid New England Funds $377,509 and 19,356 in distribution fees under the Class B and Class C plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors in shares of the Fund during the six months ended June 30, 1999 amounted to $1,906,040.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of NEFM, New England Funds, Nvest, NSC or their affiliates, other than registered investment companies. Each other Trustee receives a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of of $6,000 while each committee chairman receives a retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated to the various New England Funds based on a formula that takes into account, among other factors, the relative net assets of each fund.

A deferred compensation plan is available to the Trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund on the normal payment date. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

4. CAPITAL SHARES. At June 30, 1999 there was an unlimited number of shares of beneficial interest authorized, divided into three classes, Class A, Class B and Class C capital stock. Transactions in capital shares were as follows:

                                                              YEAR ENDED                  SIX MONTHS ENDED
                                                           DECEMBER 31, 1998                JUNE 30, 1999
                                                     ----------------------------    ----------------------------
 CLASS A                                                 SHARES         AMOUNT          SHARES          AMOUNT
 -------                                             ------------    ------------    ------------    ------------
Shares sold ......................................     13,369,466    $151,330,209      12,881,506    $149,463,792
                                                     ------------    ------------    ------------    ------------
Shares issued in connection with the reinvestment of:
  Distributions ..................................     28,926,825     276,829,718               0               0
                                                     ------------    ------------    ------------    ------------
                                                       42,296,291     428,159,927      12,881,506     149,463,792
                                                     ------------    ------------    ------------    ------------
Shares repurchased ...............................    (21,781,147)   (248,558,136)    (17,238,279)   (200,335,676)
                                                     ------------    ------------    ------------    ------------
Net increase (decrease) ..........................     20,515,144    $179,601,791      (4,356,773)   $(50,871,884)
                                                     ------------    ------------    ------------    ------------

                                                              YEAR ENDED                  SIX MONTHS ENDED
                                                           DECEMBER 31, 1998                JUNE 30, 1999
                                                     ----------------------------    ----------------------------
 CLASS B                                                 SHARES          AMOUNT          SHARES          AMOUNT
--------                                             ------------    ------------    ------------    ------------
Shares sold ......................................      5,027,895    $ 56,325,194       4,866,739    $ 55,509,858
                                                     ------------    ------------    ------------    ------------
Shares issued in connection with the reinvestment of:
  Distributions ..................................        845,686       7,957,904               0               0
                                                     ------------    ------------    ------------    ------------
                                                        5,873,581      64,283,098       4,866,739      55,509,858
                                                     ------------    ------------    ------------    ------------
Shares repurchased ...............................       (827,997)     (8,943,834)       (867,644)     (9,875,945)
                                                     ------------    ------------    ------------    ------------
Net increase (decrease) ..........................      5,045,584    $ 55,339,264       3,999,095    $ 45,633,913
                                                     ------------    ------------    ------------    ------------

                                                              YEAR ENDED                  SIX MONTHS ENDED
                                                           DECEMBER 31, 1998                JUNE 30, 1999
                                                     ----------------------------    ----------------------------
 CLASS C                                                 SHARES          AMOUNT          SHARES          AMOUNT
--------                                             ------------    ------------    ------------    ------------
Shares sold ......................................        186,014    $  1,864,243         516,231    $  5,896,937
                                                     ------------    ------------    ------------    ------------
Shares issued in connection with the reinvestment of:
  Distributions ..................................          1,828          17,199               0               0
                                                     ------------    ------------    ------------    ------------
                                                          187,842       1,881,442         516,231       5,896,937
                                                     ------------    ------------    ------------    ------------
Shares repurchased ...............................         (5,731)        (62,893)        (44,592)       (505,355)
                                                     ------------    ------------    ------------    ------------
Net increase (decrease) ..........................        182,111    $  1,818,549         471,639    $  5,391,582
                                                     ------------    ------------    ------------    ------------
Increase derived from capital shares transactions      25,742,839    $236,759,604         113,961    $    153,611
                                                     ============    ============    ============    ============

5. LINE OF CREDIT. The Fund along with certain other portfolios that comprise the New England Funds (the "Funds") participate in a $100,000,000 committed line of credit provided by Citibank, N.A. under a credit agreement (the "Agreement") dated March 4, 1999. Advances under the Agreement are taken primarily for temporary or emergency purposes. Borrowings under the Agreement bear interest at a rate tied to one of several short-term rates that may be selected from time to time. In addition, the Funds are charged a facility fee equal to 0.08% per annum on the unused portion of the line of credit. The annual cost of maintaining the line of credit and the facility fee is apportioned pro rata among the participating Funds. There were no borrowings under the line of credit during the period ended June 30, 1999.

                            NEW ENGLAND BALANCED FUND
           Supplement Dated August 15, 1999 to New England Stock Funds
                          Class A, B and C Prospectus
             and New England Stock and Star Funds Class Y Prospectus
                             Each dated May 3, 1999

Effective immediately, John Hyll will remain on the Fund as the sole portfolio manager of the fixed income portion. Meri Ann Beck and Barr Segal are no longer acting as portfolio managers of this portion. Jeff Wardlow and Gregg Watkins will continue to manage the equity portion of the Fund.

--------------------------------------------------------------------------------
                                              GLOSSARY FOR MUTUAL FUND INVESTORS

TOTAL RETURN - The change in value of a mutual fund investment over a specific time period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

INCOME DISTRIBUTIONS - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

CAPITAL GAINS DISTRIBUTIONS - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year.

MARKET CAPITALIZATION - The value of a company's issued and outstanding common stock, as priced by the market:

NUMBER OF OUTSTANDING SHARES X CURRENT MARKET PRICE OF A SHARE = MARKET CAPITALIZATION.

PRICE/EARNINGS RATIO - Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price/earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different issues.

GROWTH INVESTING - An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

VALUE INVESTING - A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets aren't fully reflected in their stock prices. Value stocks will tend to have a lower price/earnings ratio than that of growth stocks.

STANDARD & POOR'S 500(R) (S&P 500) - Market value-weighted index showing the change in aggregate market value of 500 stocks relative to the base period of 1941-1943. It is composed mostly of companies listed on the New York Stock Exchange. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                             REGULAR INVESTING PAYS
--------------------------------------------------------------------------------

                                           FIVE GOOD REASONS TO INVEST REGULARLY

1. It's an easy way to build assets.
2. It's convenient and effortless.
3. It requires a low minimum to get started.
4. It can help you reach important long-term goals like financing retirement or college funding.
5. It can help you benefit from the ups and downs of the market.

With Investment Builder, New England Funds' automatic investment program, you can invest as little as $100 a month in your New England fund automatically -- without even writing a check. And, as you can see from the chart below, your monthly investments can really add up over time.

--------------------------------------------------------------------------------
                         THE POWER OF MONTHLY INVESTING
--------------------------------------------------------------------------------

[A line graph appears here, illustrating the hypothetical accumulation of monthly investments at an 8% annual rate of return. The data points of the graph are as follows:]

Monthly investments of $100

Years                                             Growth of Monthly Investments
0                                                                            $0
5                                                                        $7,322
10                                                                      $18,079
15                                                                      $33,886
20                                                                      $57,111
25                                                                      $91,236

Monthly investments of $200

Years                                             Growth of Monthly Investments
0                                                                            $0
5                                                                       $14,643
10                                                                      $36,158
15                                                                      $67,772
20                                                                     $114,222
25                                                                     $182,472

Monthly investments of $500

Years                                             Growth of Monthly Investments
0                                                                            $0
5                                                                       $36,608
10                                                                      $90,396
15                                                                     $169,429
20                                                                     $285,555
25                                                                     $456,181

For illustrative purposes only. These figures represent hypothetical accumulation at an 8% annual rate of return, and are not indicative of future performance of any New England Fund. The value of a New England Fund will fluctuate with changing market conditions.

This program cannot assure a profit nor protect against a loss in a declining market. It does, however, ensure that you buy more shares when the price is low and fewer shares when the price is high. Because this program involves continuous investment in securities regardless of fluctuating prices, the investor should consider his or her financial ability to continue purchases during periods of high or low prices.

You can start an Investment Builder program with your current New England Funds account. To open an Investment Builder account today, call your financial representative or New England Funds at 1-800-225-5478.

Past performance is no guarantee of future results. Please call New England Funds for a prospectus, which contains more information, including charges and other ongoing expenses. Please read prospectus carefully before you invest.

--------------------------------------------------------------------------------
                                NEW ENGLAND FUNDS
--------------------------------------------------------------------------------

                             LARGE-CAP EQUITY FUNDS
                               Capital Growth Fund
                                   Growth Fund
                             Growth and Income Fund
                      (formerly Growth Opportunities Fund)
                                  Balanced Fund
                                   Value Fund

                              ALL-CAP EQUITY FUNDS
                               Star Advisers Fund
                               Star Worldwide Fund
                            International Equity Fund
                                  Bullseye Fund
                               Equity Income Fund

                             SMALL-CAP EQUITY FUNDS
                               Star Small Cap Fund

                             GOVERNMENT INCOME FUNDS
                        Limited Term U.S. Government Fund
                           Government Securities Fund

                              TAX-FREE INCOME FUNDS
                              Municipal Income Fund
                           Intermediate Term Tax Free
                               Fund of California
                       Massachusetts Tax Free Income Fund

                               MONEY MARKET FUNDS
                             Cash Management Trust,
                               Money Market Series
                          Tax Exempt Money Market Trust

                             CORPORATE INCOME FUNDS
                        Short Term Corporate Income Fund
                 (formerly Adjustable Rate U.S. Government Fund)
                                Bond Income Fund
                                High Income Fund
                              Strategic Income Fund

To learn more, and for a free prospectus, contact your financial representative.

              Visit our World Wide Web site at www.mutualfunds.com
                      New England Funds, L.P., Distributor
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest. Investors are advised to read the prospectus carefully before investing.

New England Funds, L.P., and other firms selling shares of New England Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their Web site at www.NASDR.com.

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Y2K Readiness Report: New England Funds has kept pace with the Y2K challenge.
Mission critical systems have been tested and non-mission critical systems are scheduled for completion by September 30, 1999. Y2K is a top priority at New England Funds. For more information on our Y2K readiness, please visit our Web site at www.mutualfunds.com.

THIS MATERIAL REPRESENTS YEAR 2000 READINESS DISCLOSURE PURSUANT TO THE YEAR 2000 INFORMATION AND READINESS DISCLOSURE ACT.
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         [LOGO](R)                                                Bulk Rate
   NEW ENGLAND FUNDS(R)                                          U.S. Postage
Where The Best Minds Meet(R)                                         PAID
                                                                 Brockton, MA
                                                                Permit No. 770
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   399 Boylston Street

  Boston, Massachusetts

           02116
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       GF58-0699

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